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EXHIBIT 10.9

                                    SUB-LEASE


         This Sub-lease is made and entered into this 1st day of April, 1999, by and between KENLEE PRECISION CORPORATION, hereinafter referred to as Lessee, and FOUNTAIN PHARMACEUTICALS, hereinafter referred to as Sub-lessee, which as an address of 7279 Bryan Dairy Road, Largo, Florida 33777, and is consented to by B.D.B.P., LTD., hereinafter referred to as Lessor.

         WHEREAS, Lessor and Lessee entered into a lease dated the 10th day of June, 1997 (hereinafter referred to as the "Lease"), a copy being attached hereto, demising certain premises, including the premises consisting of 2,670 square feet which is located at 7219 and Bryan Dairy Road, Largo, FL 33777 ("the Premises").

         WHEREAS, Lessee now desires to sub-lease the Premises to sub-lessee;
and

         WHEREAS, Lessor has agreed to the sub-lease;

         NOW, THEREFORE, for good and valuable consideration, and for the mutual benefits to be derived thereafter, the parties hereto agree as follows:

         Lessee sub-leases the Premises to Sub-lessee, and the Lessor agrees to permit and does hereby authorize the Lessee to sub-lease the Premises to the Sub-lessee, in accordance with the terms as stated below:

         1. The parties agree and understand that only part of the property listed under the Lease (the "Premises") is being sub-leased to Sub-lessee. The property not being sub-leased to Sub-lessee is described as 7225 Bryan Dairy Road, Largo, FL 33777.

         2. The Lessee shall be named as an additional insured party under the Sub-lessee's liability insurance policy for the Premises, as required by the Lease.

         3. The Base Rent under this sub-lease for April 1999, through March 2000 shall be $1,613.13 per month. The base rent under this sub-lease shall be modified on an annual basis as described in the Lease. Sub-lessee shall pay the said rent, as modified from time to time, to Lessee on or before the due date for monthly payments under the Lease. Sub-lessee understands that the sales tax due by Sub-lessee, pursuant to paragraph 1.05 of the Lease, is not included in the $1,613.13 figure, but is an additional amount due and owing under the Lease, and to be paid by Sub-lessee.

         4. Sub-lessee shall pay to Lessee the sum of $1,613.13, in order to return Lessee's payment of the security deposit due under the Lease. The parties agree that Lessor shall continue to hold the $1,613.13 previously paid by Lessee, in its capacity as the security deposit described in the Lease and this Assignment, and that the said $1,613.13 deposit held by Lessor shall be paid over to Sub-Lessee upon termination of the lease.

         5. With the signing of this document, the Sub-lessee hereby represents and agrees that its authorized representative has read and understands the terms of the Lease and it agrees to


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comply with all terms and conditions set forth therein and assume all of
Lessee's obligations set forth therein, all as applicable to the Premises. Sub-lessee shall indemnify, defend and hold Lessee harmless from and against any and all claims, liabilities, damages, and other matters related to the Premises or the Lease of the Premises. All of the terms of the Lease are hereby incorporated by such reference thereto.

         6. The term of this Sub-lease shall commence on April 1, 1999, and terminate on March 31, 2000, with an option to review for eight months, commencing on April 1, 2000 and ending on December 31, 2000.

         7. In additional to all remedies otherwise provided by law, Lessee shall have all rights and remedies against Sub-lessee as afforded by the Lease to the Lessor as against the Lessee.

         8. Lessor and Lessee, jointly represent that, as of the date of the Sub-lease, the Lease between Lessor and Lessee is current and there are no faults. Upon the commencement of the Sub-lease, Sub-lessee shall have the right to quiet enjoyment of the demise premises, subject to the terms, conditions, and covenants of both the Lease and this Sub-lease. Lessor's execution hereto shall constitute the required consent set forth in Article 11 of the Lease.

         9. Prior to the commencement date of the Sub-lease, Sub-lessee shall have the right to inspect the premises in order to insure that the premises are in good condition and without the need of any immediate repairs prior to the use and occupancy by Sub-lessee. The payment of one thousand six hundred thirteen dollars and thirteen cents ($1,613.13) for the security deposit as reference in Paragraph 4 shall be made following the walk through and inspection by Sub-lessee. Lessee additionally shall indemnify, defend and hold Sub-lessee harmless from and against any and all claims, liabilities, damages, and other matters based on an event occurring (or alleged to have occurred) or a condition arising (or alleged to have arisen) before the commencement date.

         10. The parties hereto acknowledge that Sub-lessee shall only be required to pay a portion of the additional rent referenced in Paragraph 2.02 of the Lease which shall be an amount prorated upon the total square feet sub-leased in proportion to the total square feet set forth in the Lease.


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         IN WITNESS WHEREOF, Lessor, Lessee and Sub-lessee have executed this
Sub-Lease as of the day and year set forth above and the Sub-lessee assumes all responsibilities for the Lease in its entirety.



/s/ Stephen A. Meyers by Highwoods/Florida Holdings L.P., Successor
-------------------------------------------------------------------
B.D.B.P., Ltd., Lessor



/s/ Kenneth A. Lewis, Jr.
-------------------------------------------------------------------
Kenlee Precision Corporation, Lessee




/s/ Gerald T. Simmons
-------------------------------------------------------------------
Fountain Pharmaceuticals Sub-lessee


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                               CONSENT TO SUBLEASE

         Highwoods/Florida Holdings, L.P., Highwoods Properties, Inc. as agent, successor to B.D.B.P., Ltd., ("Landlord"), as Landlord under that certain Lease (the "Lease") dated June 10, 1997, by and between Landlord and Kenlee Precision Corporation, ("Tenant"), as Tenant, subject to and specifically conditioned upon the following terms and conditions hereby grants its consent to the Sublease dated March 31, 1999, made by and between the Tenant, as sublessor, and Fountain Pharmaceuticals, ("Subtenant"), as Subtenant, a copy of which is attached hereto as Exhibit A (the "Sublease") covering certain premises (the "Premises") as more particularly described in the Sublease, in the building known as Bryan Dairy Business Park with an address of 7281 Bryan Dairy Road, Largo, Florida, 33777.

         The capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Lease. This Consent to Sublease and the acknowledgment and acceptance of the conditions hereof may be executed in counterparts, each of which shall be considered an original but constituting one and the same document.

As conditions to the consent of Landlord to the Sublease, it is understood and agreed as follows:

1. NO RELEASE. This Consent to Sublease shall in no way release the Tenant or any person or entity claiming by, through or under Tenant, including Subtenant, from any of its covenants, agreements, liabilities and duties under the Lease (including, without limitation, all duties to cause and keep Landlord and others named or referred to in the Lease fully insured and indemnified with respect to any acts or omissions of Subtenant or its agents, employees or invitees or other matters arising by reason of the Sublease or Subtenant's use or occupancy of the Premises), as the same may be amended from time to time, without respect to any provision to the contrary in the Sublease.

2. SPECIFIC PROVISIONS OF LEASE AND SUBLEASE. This Consent to Sublease consenting to a sublease to Subtenant does not constitute approval by Landlord of any of the provisions of the Sublease document or agreement thereto or therewith; nor shall the same be construed to amend the Lease in any respect, any purported modifications being solely for the purpose of setting forth the rights and obligations as between Tenant and Subtenant, but not binding Landlord.

3. AMENDMENT OF SUBLEASE. Tenant and Subtenant shall not amend in any respect the Sublease without the prior written approval of Landlord. In no event shall any such amendment affect or modify or be deemed to affect or modify the Lease in any respect.

4. LIMITED CONSENT. Except as otherwise set forth herein, this Consent to Sublease does not and shall not be construed or implied to be a consent to any other matter for which Landlord's consent is required under the Lease, including, without limitation, any alterations under Article 8 of the Lease.


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5.       TENANT'S CONTINUING LIABILITY. Tenant shall be liable to Landlord for any default under the Lease, whether such default is caused by Tenant or Subtenant or anyone claiming by or through either Tenant or Subtenant, but the foregoing shall not be deemed to restrict or diminish any right which Landlord may have against Subtenant pursuant to the Lease, in law or in equity for violation of the Lease or otherwise, including, without limitation, the right to enjoin or otherwise restrain any violation of the Lease by Subtenant.

6. ACCEPTANCE BY TENANT AND SUBTENANT. Tenant and Subtenant understand and acknowledge that Landlord has agreed to execute this Consent to Sublease based upon Tenant's and Subtenant's acknowledgment and acceptance of the terms and conditions hereof.

7. SUBORDINATION. The Sublease is, in all respects, subject and subordinate to the Lease, as the same may be amended. Furthermore, in the case of any conflict between the provisions of this Consent to Sublease or the Lease and the provisions of the Sublease, the provisions of this Consent to Sublease or the Lease, as the case may be, shall prevail unaffected by the Sublease.

8. ADDITIONAL RENT. Notwithstanding anything to the contrary herein, Tenant acknowledges and agrees that Tenant will promptly pay to Landlord throughout the Term of the Lease any Additional Rent owed to Landlord as required under Article 2.02 and Article 2.03 of the Lease, and otherwise comply with the provisions of Article 11 and any other Section of the Lease which may be relevant to the Sublease. Without limiting the generality of the foregoing, Tenant specifically agrees to pay all of Landlord's reasonable costs, charges and expenses, including attorneys' fees, incurred in connection with the Sublease and this Consent to Sublease upon submission of bills therefor, and that the failure to pay the same upon demand shall be a default under the Lease.

9. TERMINATION OF LEASE. If at any time prior to the expiration of the term of the Sublease the Lease shall terminate or be terminated for any reason (or Tenant's right to possession shall terminate without termination of the Lease), and provided Subtenant is not in default beyond applicable notice and cure periods, the Sublease, and Subtenant's (and any permitted subtenant's or occupant's) occupancy of the Premises shall not be disturbed and the Lease shall become a direct lease between Landlord and Subtenant, except that Tenant's rights to expand, renew, and terminate shall simultaneously become null and void and of no further force or effect, as the same are personal to Tenant and may not be assigned or sublet. Upon the demand of Landlord, however, Subtenant agrees to execute, from time to time, documents in confirmation of the foregoing provisions of this paragraph reasonably satisfactory to Landlord in which Subtenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy. Nothing contained in this paragraph shall be construed to impair or modify any right otherwise exercisable by the Landlord, whether under the Lease, any other agreement or in law.



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10.      SERVICES. Tenant hereby agrees that Landlord may furnish to the
         Premises services requested by Subtenant other than or in addition to those to be provided under the Lease, and bill the Subtenant directly for such services for the convenience of and without notice to Tenant. Subtenant hereby agrees to pay Landlord all amounts which may become due for such services on the due dates therefor. If Subtenant shall fail to do so, however, and if Tenant has been notified in advance in writing about the furnishing of such other or additional services to Subtenant and Tenant does not notify Landlord of its protest of same within ten (10) days following such notice, Tenant agrees to pay such amounts to Landlord upon demand as Additional Rent under the Lease, and the failure to pay the same upon demand shall be a payment default under the Lease.

11. NO WAIVER; NO PRIVITY. Nothing herein contained shall be deemed a waiver of any of the Landlord's rights under the Lease. In no event, however, shall Landlord be deemed to be in privity of contract with Subtenant or owe any obligation or duty to Subtenant under the Lease or otherwise, any duties of Landlord under the Lease being in favor of, for the benefit of and enforceable solely by Tenant.

12. NOTICES. Subtenant agrees to promptly deliver a copy to Landlord of all notices of default and all other notices sent to Tenant under the Sublease, other than ministerial notices, and Tenant agrees to promptly deliver a copy to Landlord of all such notices sent to Subtenant under the Sublease. All copies of any such notices shall be delivered personally or sent by United States registered or certified mail, postage prepaid, return receipt requested, to Highwoods Properties, Inc., 9720 Princess Palm Ave., Suite 140, Tampa, Florida 33619-8346, or to such other place or persons as Landlord or its agent may from time to time designate.

13. RESERVATION OF RIGHTS. This Consent to Sublease shall be deemed limited solely to the Sublease, and Landlord reserves the right to consent or to withhold consent and all other rights under the Lease with respect to any other matters including, without limitation, any proposed alterations (except as otherwise set forth herein) and with respect to any further or additional subleases, assignments or transfers of the Lease or any interest therein or thereto including, without limitation, a sublease or any assignment of this Sublease.

14. RIGHT TO CURE SUBTENANT DEFAULT. Tenant shall be notified in writing of any events of default of the Lease by Subtenant in the event Landlord intends to declare a default under the Lease as to Subtenant, and in such event, Tenant shall have the right to timely cure such default as set forth in the Lease.


15. ALTERATIONS AT TERMINATION. Upon termination of the Lease and Sublease, as the case may be, Tenant and Subtenant, as the case may be, shall leave in the Premises all tenant improvements now located within the Premises together with any alterations or improvements described on Subtenant's plans and specifications which have been submitted to Landlord and which plans and specifications Landlord has in writing approved of and consented to ("Subtenant's Work"). Any additions, improvements, or alterations to the Premises installed by the Tenant or Subtenant after March 31, 1999, other than Subtenant's Work, shall be removed at Tenant's or Subtenant's cost, as appropriate, unless prior to construction or installation, Tenant or Subtenant, as appropriate, obtains Landlord's prior written consent (which consent shall not be unreasonably withheld or delayed), to


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         leave same upon termination. All such items left in the Premises shall be left in good condition and repair, reasonable wear and tear excepted.

16. RELEASE OF LANDLORD. Tenant acknowledges and agrees that through the date hereof, Landlord, its predecessors in interest, and their respective partners, directors, officers, employees and agents have fully and completely performed all of the obligations on their part to be performed under the Lease, and thus Tenant has no claim or cause of action against them under the Lease or otherwise.

17. TENANT AND SUBTENANT BOUND. By executing this Consent to Sublease, Tenant and Subtenant acknowledge and agree to be bound by all of the terms and conditions of Landlord's consent to the Sublease as set forth herein.

18. NO OFFER. This Consent to Sublease is submitted on the understanding that it will not be considered an offer and will not bind Landlord in any way until (a) Tenant and Subtenant have duly executed and delivered duplicate originals to Landlord and (b) Landlord has executed and delivered one of such originals to Tenant and Subtenant.

19. DATE OF CONSENT TO SUBLEASE. For reference purposes only, this Consent to Sublease is dated this 31st day of March, 1999.



SIGNATURE PAGE FOLLOWS


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         IN WITNESS WHEREOF, this Consent to Sublease has been executed on behalf of Landlord, Tenant, and Subtenant as of the Date of this Sublease.

                                    LANDLORD:
                                    HIGHWOODS FLORIDA HOLDINGS, L.P.
                                    A DELAWARE LIMITED PARTNERSHIP
                                    BY: HIGHWOODS/FLORIDA GP CORP.,
                                    ITS GENERAL PARTNER
WITNESS

 /s/ Jane Owens                     By: /s/ Stephen A. Meyers
 ------------------------               -------------------------------
                                        Stephen A. Meyers
 Jane Owens                         Its: Vice President
 ------------------------
(Print or type name)

WITNESS                             Date Executed: 4/28/99
                                                   --------------------
 /s/ Alma R. Morgan
 ------------------------

 Alma R. Morgan
 ------------------------
(Print or type name)
                                    TENANT:
WITNESS                             KENLEE PRECISION CORPORATION
                                    a Maryland corporation
 /s/ Charles W. Hart, Jr.
 ------------------------

 Charles W. Hart, Jr.               By: /s/ Kenneth A. Lewis, Sr.
 ------------------------               -------------------------------
(Print or type name)                    Kenneth A. Lewis, Sr.
                                    Its: President
WITNESS

 /s/ R.A. McLaughlin
 ------------------------

 R.A. McLaughlin                    Date Executed:
 ------------------------                          --------------------
(Print or type name)
                                    SUBTENANT:
WITNESS                             FOUNTAIN PHARMACEUTICALS
                                    a Delaware corporation
 /s/ Steve Novo
 ------------------------

 Steve Novo                         By: /s/ Gerald T. Simmons
 ------------------------               -------------------------------
(Print or type name)
                                    Its:  President
WITNESS

 /s/ John C. Dunphy
 ------------------------

 John C. Dunphy                     Date Executed:      3/30/99
 ------------------------                          --------------------
(Print or type name)



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